UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2010

STW RESOURCES HOLDING CORP.
 (Exact name of registrant as specified in its charter)

Nevada	000-51430	20-3768799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

619 West Texas Avenue, Suite 126, Midland, Texas 79701
 (Address of principal executive offices) (zip code)

(432) 686-7777
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 3, 2010, STW Global, Inc. (the “Company”) changed its name to STW Resources Holding Corp.  The name change was accomplished by merging a wholly owned subsidiary of the Company into the Company resulting in the Company being the surviving Company and changing the name of the Company.  A copy of the Articles of Merger, pursuant to which the Company’s name was changed to STW Resources Holding Corp., is attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

3.1	Articles of Merger filed with the State of Nevada on March 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STW RESOURCES HOLDING CORP.

Date: March 9, 2010	By:	/s/ Stanley Weiner
Name: Stanley Weiner
Title: Chief Executive Officer, President, Chief Financial Officer and Chairman of the Board of Directors